UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2013

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania		15642
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 14, 2013, ExOne Holding Deutschland GmbH (“ExOne Holding”), a wholly-owned subsidiary of The ExOne Company (the “Company”), entered into an agreement (the “Agreement”) with GOLDBECK Süd GmbH (“GOLDBECK”), a turnkey provider of construction services which focuses on Central Europe, Great Britain, Austria and Switzerland, for the design and construction of its new facility in Gersthofen, Germany in the district of Augsburg. The total estimated cost for the design and the construction of the facility is approximately $15.7 million (€12.1 million). The final acceptance date for the project is expected to be September 30, 2014. A penalty of one tenth of one percent (0.1%) of the total estimated project cost will be assessed for each day that the project is not completed beginning three weeks after the expected completion date, up to a maximum of 5% of the total cost. Additionally, five percent of the estimated project cost will be held in retainage during the warranty period and until GOLDBECK has posted a warranty bond equal to five percent of the total estimated project cost for a period of five years and six months following final acceptance by ExOne Holding to address certain claims with respect to the design and construction of the facility. The Agreement contains provisions for indemnification and liability that are customary for German agreements of this nature.

Item 5.02 Departure of Directors or Certain Officers; Selection of Directors; Appointment of Certain Officers; Compensating Arrangements of Certain Officers

On August 19, 2013, the stockholders of The ExOne Company (the “Company”) acting at the Company’s Annual Meeting of Stockholders, approved The 2013 Equity Incentive Plan (the “Plan”). The Plan had previously been approved by the Board of Directors on January 24, 2013, subject to stockholder approval. The Plan includes the authorization to issue 500,000 shares of common stock reserved for issuance under the Plan. The Plan provides for automatic increases in the reserve available annually on January 1 from 2014 through 2023 equal to the lesser of (i) 3.0% of the total outstanding shares of common stock as of December 31 of the immediately preceding year or (ii) a number of shares of common stock determined by our Board of Directors, provided that the maximum number of shares authorized under the Plan will not exceed 1,992,242 shares, subject to certain adjustments. Stock options, restricted stock, stock bonuses, stock appreciation rights, restricted stock units and performance awards can be granted to the Company’s directors, employees and consultants under the Plan.

The material terms of the Plan are described on pages 27 through 33 of the Company’s definitive proxy statement for the 2013 Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 1, 2013 in the section titled “PROPOSAL 3 – APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN”, which description is incorporated herein by reference. The description of the Plan in the Company’s Proxy Statement is qualified in its entirety by reference to the full text of The 2013 Equity Incentive Plan, which is set forth as Appendix A to the Proxy Statement and attached hereto as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 19, 2013, on the recommendation of the Corporate Governance Committee, the Board determined that it was in the best interests of the Company and its stockholders to amend the Amended and Restated Bylaws of the Company (the “Bylaws”) and by resolution authorized, approved and adopted Amendment No. 1 to the Bylaws of the Company (the “Bylaw Amendment”). The Bylaw Amendment became effective immediately upon its adoption.

The Bylaw Amendment provides that unless the Company consents in writing, a state court in the State of Delaware (or, if no state court located in Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Delaware General Corporation Law or the Company’s Certificate of Incorporation or Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

The above description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to such Bylaw Amendment, which is attached hereto as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 19, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting) in Pittsburgh, Pennsylvania. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The following individuals were elected as directors to hold office for a one-year term expiring at the annual meeting in 2014 or until their respective successors are elected and qualified:

Director Name	For	Withheld	Broker Non-Votes
S. Kent Rockwell	9,317,399	42,724	2,901,409
David Burns	9,241,325	118,798	2,901,409
John Irvin	9,241,339	118,784	2,901,409
Raymond J. Kilmer	9,313,399	46,724	2,901,409
Victor Sellier	9,315,358	44,765	2,901,409
Lloyd A. Semple	9,312,755	47,368	2,901,409
Bonnie K. Wachtel	9,317,243	42,880	2,901,409

Proposal 2: ParenteBeard LLC was ratified as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2013.

For:	12,194,429
Against:	38,970
Abstained:	28,133

Proposal 3: The ExOne Company 2013 Equity Incentive Plan was approved. A summary of the Plan is set forth under the heading “PROPOSAL 3 – APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN” in the Proxy Statement and is incorporated herein by reference. The summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which was included as Appendix A to the Proxy Statement and is also incorporated herein by reference and attached hereto as Exhibit 10.1.

For:	7,279,646
Against:	2,026,595
Abstained:	53,882
Broker Non-Votes	2,901,409

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

3.1	Amendment to Amended and Restated Bylaws

10.1	The 2013 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EXONE COMPANY

By:	/s/ John Irvin
John Irvin Chief Financial Officer

Dated: August 20, 2013